Udemy Reports Second Quarter 2023 Results
•Udemy Business revenue increased 36% year-over-year, exceeding $100 million for the first time
•Reported first quarter of positive adjusted EBITDA as a public company
•Introduced a new Badging offering and Integrated Skills Framework that will enable organizations to future-proof their workforce

San Francisco, CA / August 3, 2023 - Udemy (Nasdaq: UDMY), a company dedicated to improving lives through learning, today reported results for the three- and six-month periods ended June 30, 2023.

“Udemy’s second quarter results reflect high-level execution from our team,” said Greg Brown, Udemy’s President and CEO. “We are in the early stages of a transformational shift as more companies become skills-based organizations and advancements in technology, such as generative AI, are reshaping the future of work. Udemy’s Badging offering and Integrated Skills Framework deepen our commitment to our customers by empowering them with the ability to identify skills gaps within their workforce, develop strategies to bridge those gaps and measure learning outcomes. We believe Udemy is well-positioned to capitalize on meaningful long-term tailwinds for our business as we lead the transformation to a skills-based economy.”

Second quarter 2023 financial performance highlights include:
•Total revenue increased 16% year-over-year to $178.2 million and exceeded the high end of the guidance range for the quarter by $4 million. Revenue growth includes a negative impact of 3 percentage points from changes in foreign exchange (FX) rates year-over-year.
•Enterprise segment, or Udemy Business, revenue increased 36% year-over-year, including the negative impact of 3 percentage points from changes in FX rates year-over-year, to $101.6 million.
•Udemy Business Annual Recurring Revenue (ARR) increased 33% year-over-year to $420.4 million.
•Consumer segment revenue decreased 2% year-over-year, including the negative impact of 3 percentage points from changes in FX rates year-over-year, to $76.6 million.
•Ended the quarter with $469.0 million in cash, cash equivalents, restricted cash and marketable securities.

Second Quarter 2023 Financial Results and Key Operating Data Summary:
(in millions, except customers, percentages and basis points)

	Three Months Ended June 30,		% Change		Six Months Ended June 30,		% Change
	2023	2022	YoY		2023	2022	YoY
Revenue	$178.2	$153.1	16%		$354.7	$305.3	16%
Gross Profit	$102.3	$87.3	17%		$202.0	$173.1	17%
Gross Margin	57%	57%	—	bps	57%	57%	—	bps
Non-GAAP Gross Profit	$104.8	$89.0	18%		$206.8	$176.4	17%
Non-GAAP Gross Margin	59%	58%	100	bps	58%	58%	—	bps
Net Loss	$(25.7)	$(29.4)	(13)%		$(70.3)	$(55.0)	28%
Non-GAAP Net Loss	$(1.4)	$(13.6)	(90)%		$(9.6)	$(24.8)	(61)%
Adjusted EBITDA	$1.9	$(8.6)	(122)%		$(4.4)	$(15.6)	(72)%
Adjusted EBITDA Margin	1%	(6)%	700	bps	(1)%	(5)%	400	bps

Enterprise Segment
Total Customers	14,946	12,514	19%
Annual Recurring Revenue	$420.4	$316.1	33%
Net Dollar Retention	108%	118%	(1,000)	bps
UB Large Customer Net Dollar Retention	115%	124%	(900)	bps
Segment Revenue	$101.6	$74.6	36%		$196.9	$139.5	41%
Segment Gross Profit	$67.7	$49.9	36%		$130.0	$92.7	40%
Segment Gross Margin	67%	67%	—	bps	66%	66%	—	bps

Consumer Segment
Monthly Average Buyers	1.34	1.29	4%		1.37	1.34	2%
Segment Revenue	$76.6	$78.5	(2)%		$157.8	$165.8	(5)%
Segment Gross Profit	$41.5	$42.3	(2)%		$85.2	$89.8	(5)%
Segment Gross Margin	54%	54%	—	bps	54%	54%	—	bps

Business and Operational Highlights:
•Udemy Business added new, or expanded existing, relationships with global customers including adesso Group (Germany), Alcoa Corp. (U.S.), AlphaSense, Inc. (U.S.), American Greeting Company (U.S.), B.J.’s Wholesale Club (U.S.), Continental Automotive France (France), EDP Energias de Portugal (Portugal), Exxon Mobil Corp. (U.S.), Ford Motor Company (U.S.), GEICO Corp. (U.S.), Grupo Boldt (Argentina) and Unilever (UK).
•Continued Udemy Business’s expansion in the Asia-Pacific region with new customer wins through strategic reseller partnerships, including Kaken Pharmaceutical Co. (Japan), Nomura Real Estate Development (Japan), Nitto Denko (Japan), Shinsegae I&C (South Korea) and Sumitomo Life Information Systems Co. (Japan).
•Introduced the availability of Udemy Badging as part of a new Integrated Skills Framework, a comprehensive skill-building approach that will enable organizations to future-proof their workforce and keep pace with innovation through a series of exciting new offerings. Organizations will be provided with a seamless way to assess their current skills landscape, identify critical gaps and supply employees with an effective way to acquire and demonstrate mastery of in-demand skills, such as AWS, Azure and CompTIA, through affiliated certifications and badges.
•Continued to harness the power of artificial intelligence (AI) to supercharge how instructors, learners, and organizations can achieve better outcomes on Udemy with a focus on enabling "bite-sized" learning, AI-driven smart search capabilities, skill-based guidance and Actionable Insights Reporting for Leadership Academy.
•Further advanced the company’s governance with the appointment of seasoned enterprise software industry veteran, Sohaib Abbasi, as Independent Chair of the Board of Directors.
•Strengthened Udemy’s leadership team with the appointment of Genefa Murphy as Chief Marketing Officer and Prasad Raje as Chief Product Officer, both newly created positions.
•For the second consecutive year, Udemy was rated the most popular online course for learning to code, according to Stack Overflow's 2023 Developer Survey.
•Udemy partner, Gale, was awarded “Ongoing Education Solution Provider of the Year" in the fifth annual EdTech Breakthrough Awards for driving innovation in personalized learning and upskilling with Gale Presents: Udemy.

•Fortune ranked Udemy 19th on its Best Workplaces in the Bay Area(™) and 13th on its Best Workplaces for Millennials(™) 2023 lists in the Large Companies category.

Financial Outlook
Udemy provides guidance based on current market conditions and expectations. Actual results may differ materially. Please refer to the comments below regarding forward-looking statements.

The following table reflects Udemy’s financial outlook for its third quarter and full year ending December 31, 2023.

	Three Months Ending September 30, 2023	Year Ending December 31, 2023
Revenue	$176 - $180 million	$712 - $720 million
Adjusted EBITDA Margin*	(0.5)% - 1.5%	(1.0)% - 0.0%
Weighted Average Share Count	151 million	149 million
*Udemy has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) within this earnings release because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence.
The revenue guidance range above assumes historical changes in foreign currency exchange rates will negatively impact total revenue year-over-year growth by approximately 2 percentage points in the third quarter and 3 percentage points for the full year 2023. Udemy's revenue guidance also assumes FX rates will remain constant for the remainder of the year.

Webcast Information
Udemy will host a conference call and webcast at 2:00 p.m. PT / 5:00 p.m. ET today, Thursday, August 3 to discuss its second quarter 2023 financial results and outlook. A link to the live webcast and recorded replay of the conference call will be available on the “Quarterly Results” section of Udemy’s Investor Relations website at https://investors.udemy.com/. The live call may also be accessed via telephone at (877) 270-2148 toll-free domestically and at (412) 902-6510 internationally. The archived replay of the webcast will be available for approximately one year.
Non-GAAP Financial Measures
To supplement the consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, non-GAAP net loss, non-GAAP gross profit, and non-GAAP gross margin.

We calculate Adjusted EBITDA as net loss determined in accordance with GAAP, excluding i) interest (income) expense, net; ii) provision for income taxes; iii) depreciation and amortization; iv) other expense, net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency v) stock-based compensation expense, and vi) restructuring charges. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue for the same period. We have not reconciled our expectations for Adjusted EBITDA and Adjusted EBITDA Margin to net loss and net loss margin, respectively, the most directly comparable GAAP measures, because certain items are out of our control or cannot be reasonably predicted and a reconciliation for the guidance for Adjusted EBITDA and Adjusted EBITDA Margin is not available without unreasonable effort. As Adjusted EBITDA and Adjusted EBITDA Margin facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team and board of directors. In addition, it provides a useful measure for period-to-period comparisons of our business, as it removes the effect of certain non-cash expenses and certain variable charges. We define non-GAAP net loss as net loss, adjusted to exclude stock-based compensation expense, amortization of acquired intangible assets, and restructuring charges. We define non-GAAP gross profit as gross profit, adjusted to exclude stock-based compensation expense and the amortization of acquired intangible assets. We calculate non-GAAP gross margin as non-GAAP gross profit divided by revenue for the same period. We believe the presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

Udemy’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Udemy’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Udemy’s expectations relating to future operating results and financial position, including the second quarter of 2023, the full year 2023, and future periods; anticipated future expenses and investments; our business strategy and plans; market growth; and our market position and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 3, 2023. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Udemy
Udemy (Nasdaq: UDMY) improves lives through learning by providing flexible, effective skill development to empower organizations and individuals. The Udemy marketplace platform, with thousands of up-to-date courses in dozens of languages, offers the tools learners, instructors and enterprises need to achieve their goals and reach their full potential. Millions of people learn on the Udemy platform from real-world experts in topics ranging from programming and data science to leadership and team building. Udemy Business enables employers to offer on-demand learning for all employees, immersive learning for tech teams and cohort learning for leaders. Udemy Business customers include FenderⓇ, Glassdoor, On24, The World Bank and Volkswagen. Udemy is headquartered in San Francisco with hubs in Ankara and Istanbul, Türkiye; Austin, Texas; Denver, Colorado; Dublin, Ireland; Melbourne, Australia; and New Delhi, India.

Udemy, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$178,240	$153,112	$354,670	$305,335
Cost of revenue (1) (2)	75,938	65,812	152,639	132,250
Gross profit	102,302	87,300	202,031	173,085
Operating expenses (1)(2)
Sales and marketing	77,371	68,421	157,028	135,299
Research and development	29,635	23,963	60,522	46,533
General and administrative	22,623	23,443	48,957	45,096
Restructuring charges	135	—	10,263	—
Total operating expenses	129,764	115,827	276,770	226,928
Loss from operations	(27,462)	(28,527)	(74,739)	(53,843)
Other income (expense)
Interest income, net	4,944	127	8,876	370
Other expense, net	(2,161)	(672)	(2,303)	(916)
Total other income (expense), net	2,783	(545)	6,573	(546)
Net loss before taxes	(24,679)	(29,072)	(68,166)	(54,389)
Income tax provision	(1,056)	(308)	(2,113)	(640)
Net loss	$(25,735)	$(29,380)	$(70,279)	$(55,029)
Net loss per share
Basic and diluted	$(0.17)	$(0.21)	$(0.48)	$(0.39)
Weighted-average shares used in computing net loss per share
Basic and diluted	148,071,315	140,035,203	146,910,959	139,691,508

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenue	$1,749	$989	$3,342	$1,829
Sales and marketing	8,099	5,007	15,376	9,144
Research and development	6,423	3,711	12,717	7,045
General and administrative	6,890	5,025	16,801	10,056
Restructuring charges	—	—	1,208	—
Total stock-based compensation expense	$23,161	$14,732	$49,444	$28,074
(2)     Includes amortization of intangible assets as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenue	$725	$726	$1,450	$1,450
Sales and marketing	341	341	683	683
Total intangible amortization expense	$1,066	$1,067	$2,133	$2,133

Udemy, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$323,227	$313,685
Marketable securities	142,287	151,687
Accounts receivable, net	86,995	104,530
Prepaid expenses and other current assets	14,155	14,878
Deferred contract costs, current	38,678	30,234
Total current assets	605,342	615,014
Property and equipment, net	5,485	7,012
Capitalized software, net	30,350	27,412
Operating lease right-of-use assets	8,620	11,377
Restricted cash, non-current	3,529	3,629
Deferred contract costs, non-current	35,174	35,411
Strategic investments	10,311	12,104
Intangible assets, net	7,197	9,331
Goodwill	12,646	12,646
Other assets	3,490	3,632
Total assets	$722,144	$737,568
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,314	$14,529
Accrued expenses and other current liabilities	27,166	31,247
Content costs payable	37,105	37,310
Accrued compensation and benefits	21,520	22,882
Operating lease liabilities, current	7,081	7,002
Deferred revenue, current	285,346	273,937
Total current liabilities	383,532	386,907
Operating lease liabilities, non-current	3,282	6,545
Deferred revenue, non-current	2,179	4,342
Other liabilities, non-current	30	464
Total liabilities	389,023	398,258

Stockholders' equity:
Preferred stock	—	—
Common stock	1	1
Additional paid-in capital	1,015,851	951,946
Accumulated other comprehensive loss	(48)	(233)
Accumulated deficit	(682,683)	(612,404)
Total stockholders’ equity	333,121	339,310
Total liabilities and stockholders' equity	$722,144	$737,568

Udemy, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(70,279)	$(55,029)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,886	10,200
Amortization of deferred sales commissions	21,829	13,965
Stock-based compensation	49,444	28,074
Allowance for credit losses	1,011	517
Accretion of marketable securities	(3,431)	—
Non-cash operating lease expense	3,012	3,101
Unrealized loss on strategic investments	1,793	—
Other	633	252
Changes in operating assets and liabilities:
Accounts receivable	16,524	3,356
Prepaid expenses and other assets	505	1,243
Deferred contract costs	(30,036)	(27,381)
Accounts payable, accrued expenses and other liabilities	(14,899)	(22,034)
Content costs payable	(206)	(2,652)
Operating lease liabilities	(3,436)	(3,146)
Deferred revenue	9,246	33,099
Net cash used in operating activities	(6,404)	(16,435)
Cash flows from investing activities:
Purchases of marketable securities	(125,968)	—
Proceeds from maturities of marketable securities	139,000	—
Purchases of property and equipment	(243)	(699)
Capitalized software costs	(6,385)	(6,643)
Purchases of strategic investments	—	(5,000)
Net cash provided by (used in) investing activities	6,404	(12,342)
Cash flows from financing activities:
Net proceeds from exercise of stock options	4,710	3,831
Proceeds from share purchases under employee stock purchase plan	4,757	5,563
Payment of deferred offering costs	—	(1,586)
Net cash provided by financing activities	9,467	7,808

Effect of foreign exchange rates on cash flows	(25)	(4)

Net increase (decrease) in cash, cash equivalents and restricted cash	9,442	(20,973)
Cash, cash equivalents and restricted cash—Beginning of period	317,314	536,768
Cash, cash equivalents and restricted cash—End of period	$326,756	$515,795

Udemy, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Gross profit	$102,302	$87,300	$202,031	$173,085
Stock-based compensation expense	1,749	989	3,342	1,829
Intangible asset amortization	725	726	1,450	1,450
Non-GAAP gross profit	$104,776	$89,015	$206,823	$176,364
Gross margin (1)	57%	57%	57%	57%
Non-GAAP gross margin (2)	59%	58%	58%	58%
(1)        We calculate gross margin as gross profit divided by revenue for the same period.
(2)        We calculate non-GAAP gross margin as non-GAAP gross profit divided by revenue for the same period.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(25,735)	$(29,380)	$(70,279)	$(55,029)
Stock-based compensation expense	23,161	14,732	48,236	28,074
Intangible asset amortization	1,066	1,067	2,133	2,133
Restructuring charges	135	—	10,263	—
Non-GAAP net loss	$(1,373)	$(13,581)	$(9,647)	$(24,822)

Net loss per share, basic and diluted	$(0.17)	$(0.21)	$(0.48)	$(0.39)

Non-GAAP net loss per share, basic and diluted	$(0.01)	$(0.10)	$(0.07)	$(0.18)

Weighted-average shares used in computing net loss per share - basic and diluted	148,071,315	140,035,203	146,910,959	139,691,508

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(25,735)	$(29,380)	$(70,279)	$(55,029)
Adjusted to exclude the following:
Interest income, net	(4,944)	(127)	(8,876)	(370)
Provision for income taxes	1,056	308	2,113	640
Depreciation and amortization	6,100	5,233	11,886	10,200
Stock-based compensation expense	23,161	14,732	48,236	28,074
Other expense, net	2,161	672	2,303	916
Restructuring charges	135	—	10,263	—
Adjusted EBITDA	$1,934	$(8,562)	$(4,354)	$(15,569)
Net loss margin (3)	(14)%	(19)%	(20)%	(18)%
Adjusted EBITDA margin (4)	1%	(6)%	(1)%	(5)%
(3)        We calculate net loss margin as net loss divided by revenue for the same period.
(4)         We calculate adjusted EBITDA margin as adjusted EBITDA divided by revenue for the same period.

Investor Contact
Dennis Walsh
Vice President, Investor Relations
dennis.walsh@udemy.com

Media Contact
Abby Welch
Senior Director, Corporate Communications
abby.welch@udemy.com